Exhibit 99.1
Investor Contacts:
For Oplink Communications, Inc.:
The Blueshirt Group
Erica Abrams, (415) 217-5864
For Optical Communication Products, Inc.:
Sard Verbinnen & Co
Paul Kranhold or Ron Low, (415) 618-8750
Oplink Signs Definitive Agreement to Acquire Remaining Shares of Optical
Communication Products, Inc.
FREMONT, Calif. & WOODLAND HILLS, Calif., Jun 20, 2007 — Oplink Communications, Inc. (Nasdaq: OPLK) and Optical Communication Products, Inc. (Nasdaq: OCPI) (“OCP”) today announced that they have signed a definitive merger agreement by which Oplink will acquire the remaining 41.9% of OCP’s outstanding common stock for $1.65 per share in cash. On June 6, 2007, Oplink announced that it had completed the purchase of a 58.1% interest in OCP from The Furukawa Electric Co., Ltd. and that it had reached an agreement in principle with OCP to acquire the remaining shares. Upon completion of the merger, OCP will become a privately-held company, wholly owned by Oplink, a leading photonic components, intelligent modules, and subsystems solution provider.
The transaction has been unanimously approved by the board of directors of OCP, following the unanimous recommendation of a special committee of independent directors of the board.
OCP designs, manufactures and sells a comprehensive line of fiber optic components for metropolitan, local area and fiber-to-the-home networks. OCP’s product lines include optical transceivers, transmitters and receivers. The combination of OCP’s capabilities with Oplink’s strengths is expected to create a company that is positioned to compete more aggressively in the market for telecommunications and data communications equipment.
“We are delighted to move forward with our plans to acquire OCP and believe that with this transaction we have combined the strength of OCP’s active components with Oplink’s passive expertise to create the industry’s leading solutions for metro and access applications,” commented Joe Liu, president and CEO of Oplink. “As a combined company, we will meaningfully broaden our portfolio of offerings and expand our addressable market and customer base. Over time, we plan to achieve revenue growth and cost synergies that are expected to translate into improved profitability and shareholder returns.”
“After careful consideration of many factors, and following a thorough review with its independent advisors, the Special Committee and the Board have unanimously determined that the merger is in the best interests of OCP and its remaining shareholders,” said Hobart Birmingham, Chairman of the Special Committee of the OCP Board of Directors. “This transaction provides significant value for our shareholders, representing a 20% premium over the closing price on the last day of trading prior to the announcement of Oplink’s agreement with Furukawa.”

The completion of the transaction is subject to the approval of holders of two-thirds of the outstanding OCP shares not currently held by Oplink. No additional regulatory approvals are required. This transaction is expected to close by September 2007, with the exact timing dependent on the review and clearance of necessary filings by the Securities and Exchange Commission (“SEC”). OCP will file proxy materials with the SEC for a special meeting of stockholders to vote on the proposed merger.
Concurrent with the signing of the definitive agreement, Dr. Muoi V. Tran resigned from the OCP Board of Directors. In addition, the OCP Board has been expanded to nine members with the appointments of Joseph Y. Liu, Chieh Chang, Leonard J. Leblanc and Jesse W. Jack, current Oplink board members, and Dr. Robert Shih, an Oplink officer. Oplink and OCP intend that this board composition will remain in effect until the merger is closed.
About Oplink Communications, Inc.
Incorporated in 1995, Oplink is a leading provider of design, integration and optical manufacturing solutions (OMS) for optical networking components and subsystems. The Company offers advanced and cost-effective optical-electrical components and subsystem manufacturing through its facilities in Zhuhai and Shanghai, China. In addition, Oplink maintains a full complement of optical-centric front-end design, application, and customer service functions at its headquarters in Fremont, California. The Company’s customers include telecommunications, data communications and cable TV equipment manufacturers around the globe. Oplink is committed to providing fully customized, photonic foundry services incorporating its subsystems manufacturing capabilities. To learn more about Oplink, visit its web site at: http://www.oplink.com.
About Optical Communication Products, Inc.
Founded in 1991, OCP designs, manufactures and sells a comprehensive line of fiber optic components for metropolitan, local area and fiber-to-the-home networks. Its global speed-to-market strategy calls for increased international market penetration, fast-paced product development and flexible, turnkey manufacturing capacity. The Company’s product lines include optical transceivers, transmitters and receivers. For more information, visit OCP’s web site at www.OCP-inc.com or Investor Digest at www.globalprovince.com/ocpiindex.htm.
Additional Information about the Acquisition of the Remaining Shares of OCP and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of the remaining shares of OCP by Oplink. In connection with such proposed acquisition, OCP will file a proxy statement and other materials with the SEC. We urge investors to read the proxy statement and these other materials carefully when they become available because they will contain important information about OCP and the proposed acquisition. Investors will be able to obtain free copies of the proxy statement and white proxy card (when available) as well as other filed documents containing information about OCP at http://www.sec.gov, the SEC’s Web site. Free copies of OCP’s SEC filings are also available on the investor relations portion of OCP’s web site at www.ocp-inc.com.

Participants in the Solicitation
OCP and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from OCP shareholders with respect to the proposed acquisition of the remaining shares of OCP. Information regarding the officers and directors of OCP is set forth in OCP’s Proxy Statement on Schedule 14A for its 2007 Annual Meeting of stockholders, filed with the SEC on December 22, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests in the transaction, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed acquisition.
Oplink’s Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release contains forward-looking statements, including without limitation the statements regarding the expected timing of the closing of Oplink’s acquisition of the remaining shares of OCP, which involve risks and uncertainties that may cause results to differ substantially from expectations. These risks include, but are not limited to, the risk that the acquisition of the remaining shares of OCP will not be consummated, which would limit Oplink’s ability to integrate the businesses of Oplink and OCP and realize anticipated synergies, the risk that even if the acquisition is consummated, Oplink may not realize the anticipated benefits of the acquisition, the risk that the transaction will not be well received by customers, employees, investors or other constituents, and other risks detailed from time to time in Oplink’s periodic reports filed with the Securities and Exchange Commission, including the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
OCP’s Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This release contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted. Important factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements include those detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by OCP, including its periodic filings on Forms 10-K, 10-Q and 8-K. Other factors that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements include (A) factors relating to the Company and the fiber optic communications industry, such as (i) the risk that our customers are unable to reduce their inventory levels in the near-term and (ii) the risk that we are unable to diversify and increase our customer base; (B) factors relating to the acquisition of OCP Asia, such as (i) the possibility that the anticipated benefits from the acquisition cannot be fully realized, (ii) our ability to successfully integrate the operations of OCP Asia with those of OCP, and the possibility that costs or difficulties related to the integration will be greater than expected, (iii) our ability to implement future business and acquisition strategies, and (iv) our ability to retain personnel of OCP Asia; (C) factors relating to our manufacturing contract with SAE Magnetics, such as the possibility that the expected benefits from that contract will not be fully realized or will be delayed; (D) factors relating to doing business in Taiwan and The People’s Republic of China, such as, but not limited to (i) risks relating to political and diplomatic issues between Taiwan and The People’s Republic of China, (ii) difficulty of managing global operations, including staffing and managing foreign operations, (iii) differing labor regulations, and (iv) foreign currency risk; (E) factors relating to Furukawa’s sale of its shares of OCP capital stock; and (F) factors relating to Oplink’s proposal to acquire the publicly held shares of OCP capital stock, including the risk that the acquisition may not be consummated. OCP undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
SOURCE: Oplink Communications, Inc. and Optical Communication Products, Inc.